SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

                              August 24, 2000
                             (Date of Report)

                          VIS GROUP HOLDINGS, INC.
          (Exact name of Registrant as Specified In Its Charter)


  DELAWARE                         1-13315                       11-3347585
 (State of Incorporation)   (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)



                    900 Old Country Road, Garden City, New York 11530
                     (Address of Principal Executive Offices)
                                   (Zip Code)

                               (516) 222-3000
             Registrant's telephone number, including area code:

    ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

                  Not applicable

    ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

                  On August 9, 2000, Avis Group Holdings, Inc. ("Avis") and BNP Paribas ("BNP"), the largest listed banking group in France, established a joint venture company in the United Kingdom, Arval PHH Holdings into which Avis contributed the stock of its vehicle lease, vehicle management and fuel card subsidiaries in Europe under the PHH name ("PHH Europe"). As part of the negotiated transaction, Avis received from BNP $800 million in cash plus settlement of inter-company indebtedness owned to Avis by PHH Europe and a 20% interest in the venture. In return, BNP received an 80% controlling interest in the venture company, which within one year, will merge with Arval Service Lease, the vehicle lease and vehicle management subsidiary of BNP which operates in thirteen countries in Europe.

    ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

                  Not applicable

    ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not applicable

    ITEM 5.       OTHER EVENTS.

                  Not applicable

     ITEM 6.      RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not applicable

     ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  Reference is made to the News Release of Avis Group Holdings, Inc. and the unaudited pro forma consolidated financial statements filed as Exhibits hereto, which information is incorporated herein by reference.

     ITEM 8.      CHANGE IN FISCAL YEAR.

                  Not applicable

                                                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AVIS GROUP HOLDINGS, INC.
                                       (Registrant)

     Date:  August 24, 2000             By:  /s/ Kevin M. Sheehan
                                                 --------------------
                                                 Kevin M. Sheehan

                                        President-Corporate and Business Affairs and Chief Financial Officer

                                       (principal financial officer)

                                                          EXHIBIT INDEX   ITEM 7

     7a) News Release of Avis Group Holdings, Inc. dated August 10, 2000.

     7b) Unaudited pro forma consoldiated financial statements

                                                             ITEM 7:  Exhibit 7a

CONTACTS:

Elizabeth Logler - Investor Relations

516-222-4795

Gregory Faulhaber - Media Relations

516-222-3876

AVIS GROUP CLOSES JV TRANSACTION; RETIRES $1 BILLION TERM DEBT; AND ANNOUNCES STOCK REPURCHASE PROGRAM


GARDEN CITY, NEW YORK, AUGUST 9, 2000-Avis Group Holdings, Inc. (NYSE:AVI) announced today the following major initiatives that reflect the Company's continued effort to build value for its shareholders:

o        Avis  Group   received   $800  million  in  cash  plus   settlement  of
         inter-company indebtedness from the closing of its joint venture transaction with BNP Paribas. Avis will retain a 20% stake in the global alliance, creating one of the world's leading vehicle management solutions brands in North America and Europe.

o With the proceeds from its accretive alliance with BNP Paribas, Avis Group has retired all of the Company's outstanding term debt that was borrowed to fund the original VMS transaction. The elimination of the $1 billion term debt dramatically improves the Company's financial leverage and minimizes its exposure to interest rate changes. The remaining non-fleet obligations will consist of the $500 million senior subordinated notes, $380 million preferred stock and the Company's revolving credit facility.

o Avis Group's Board of Directors has authorized the Company to repurchase up to $100 million of its common stock. Currently, there are
         31.3 million shares of Avis Group issued and outstanding. This share repurchase initiative will be funded with ongoing cash flow from operations. The timing and amount of share repurchases will be subject to market and business conditions.

Avis Group Holdings, Inc. is one of the world's leading service and information providers of comprehensive automotive transportation and vehicle management solutions. Avis Group operates the second largest general-use car rental business in the world, with locations in the United States, Canada, Australia, New Zealand and the Latin American Caribbean region. In 1999, the Company acquired PHH Vehicle Management Services, the world's second largest fleet management and leasing company, together with Wright Express, the world's largest fleet card provider.

This press release contains statements related to future results, which are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, including the impact of competitive products and pricing, changing market conditions; and other risks which are detailed from time to time in the Company's publicly-filed documents, including its Annual Report on Form 10-K for the period ended December 31, 1999. Actual results may differ materially from those projected. These forward-looking statements represent the Company's judgments as of the date of this release.

                                                              ITEM 7: EXHIBIT 7b

AVIS GROUP HOLDINGS, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

    The following unaudited pro forma consolidated financial statements (the "Unaudited Pro Forma Consolidated Financial Statements") have been derived by the application of pro forma adjustments to the historical consolidated financial statements of Avis Group Holdings, Inc. ("Avis"). The unaudited pro forma consolidated statements of operations for the six month period ended June 30, 2000 and for the year ended December 31, 1999, give effect to the formation of the U.K. Joint Venture (as described below) as if it had occurred on January 1, 2000 for the six months ended June 30, 2000 and June 30, 1999, the date of the acquisition of the VMS Acquisition (described below), for the year ended December 31, 1999. The unaudited pro forma statement of financial position as of June 30, 2000 gives effect to this transaction as if it had occurred on such date. The pro forma adjustments are described in the accompanying note to the Unaudited Pro Forma Consolidated Financial Statements.

The Unaudited Pro Forma Consolidated Financial Statements give effect to:

o The contribution of all the stock of PHH Holdings Ltd. and assets of PHH Deutschland to the newly formed Arval PHH Holdings(the "U.K. Joint Venture"). Avis originally purchased PHH Holdings Ltd. and PHH Deutschland
   (collectively "PHH Europe"), PHH North America and Wright Express LLC ("WEX"), on June 30, 1999(the "VMS Acquisition").

o The receipt of $800 million from Banque National de Paris ("BNP Paribas") on August 9, 2000 for an 80 percent interest in the U.K. Joint Venture.

o   The repayment to Avis of intercompany indebtedness, from the U.K. Joint
    Venture.
o The receipt of a annual license fee from the U. K. Joint Venture for the license of the PHH fleet management technology, PHH interactive.
o  The  receipt  of a  distribution  from  the  U.K.  Joint  Venture,  and
o Theutilization of the above proceeds to reduce Avis' indebtedness and pay transaction costs.

Collectively, the above transactions are referred to as the Transaction. Any difference between the carrying value of the net assets of PHH Europe and the receipt of $800 million in cash plus settlement of intercompany indebtedness from BNP Pairbas is accounted for as an adjustment to cost in excess of net assets acquired relating to the VMS Acquisition.

    The Company believes that the accounting used to reflect the above transactions provides a reasonable basis on which to present these Unaudited Pro Forma Consolidated Financial Statements. The pro forma consolidated statement of financial position and pro forma consolidated statements of operations are unaudited and were derived by adjusting the historical financial statements of Avis. The Unaudited Pro Forma Consolidated Financial Statements are provided for informational purposes only and should not be construed to be indicative of the Company's consolidated financial position or results of operations had the Transaction been consummated on the dates assumed and do not project the Company's consolidated financial position or results of operations for any future date or period. The Unaudited Pro Forma Consolidated Financial Statements and accompanying notes should be read in conjunction with the Company's audited annual report and the notes thereto, included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999, quarterly reports as of March 31, and June 30, 2000 and the current report on Form 8-K, dated July 14, 2000 filed with the Securities and Exchange Commission.

AVIS GROUP HOLDINGS, INC.
UNAUDITED PRO FORMA STATEMENT OF FINANCIAL POSITION
AS OF JUNE 30, 2000
(In thousands)



                                                                     Historical                              Pro Forma
                                                                     Avis Group                              Avis Group
                                                                   Holdings, Inc.      Pro Forma           Holdings, Inc.
                                                                   June 30, 2000      Adjustments          June 30, 2000
                                                                  -----------------  ---------------      -----------------
      ASSETS
      Cash and cash equivalents..............................     $     151,114      $     (66,946) (1)   $      84,168
      Cash held on deposit with financial institution........           143,610                                 143,610
      Restricted cash........................................           243,952                                 243,952
      Accounts receivable, net...............................           681,150                                 681,150
      Assets held for sale, net..............................           869,222           (869,222) (2)
      Prepaid expenses.......................................            62,222                                  62,222
      Finance lease receivables..............................           176,916                                 176,916
      Vehicles, net - rental.................................         4,148,989                               4,148,989
      Vehicles, net - leasing................................         3,053,234                               3,053,234
      Property and equipment, net............................           182,567                                 182,567
      Other assets...........................................           104,797                                 104,797
      Investment in U.K Joint Venture........................                              167,000  (3)         167,000
      Cost in excess of net assets acquired, net.............         1,240,826             31,008  (4)       1,271,834
                                                                  -----------------  ---------------      -----------------
      Total assets...........................................     $  11,058,599      $    (738,160)       $  10,320,439
                                                                  =================  ===============      =================
      LIABILITIES, PREFERRED STOCK AND
      STOCKHOLDERS' EQUITY

      Accounts payable.......................................     $     530,500      $      32,142  (5)   $     562,642
      Accrued liabilities....................................           354,160                                 354,160
      Due to affiliates, net.................................            76,659                                  76,659
      Current income tax liabilities.........................            20,012                                  20,012
      Deferred income tax liabilities, net...................           161,057            260,000  (6)         421,057
      Public liability, property damage and other insurance
        liabilities, net...........................                     257,477                                 257,477
      Vehicle debt...........................................         7,006,064            (61,137) (7)       6,944,927
      Acquisition debt.......................................         1,491,500           (991,500) (7)         500,000
      Minority interest (preferred membership interest)......            99,305                                  99,305
                                                                  -----------------  ---------------      -----------------
      Total liabilities......................................         9,996,734           (760,495)           9,236,239
                                                                  -----------------  ---------------      -----------------

      Commitments and contingencies

      Preferred stock:
       Class A Preferred stock ..............................           360,000                                 360,000
       Class B Preferred stock...............................            18,225                                  18,225
       Class C Preferred stock...............................             2,000                                   2,000
                                                                  -----------------
                                                                                                          -----------------
         Total Preferred stock...............................           380,225                                 380,225
                                                                  -----------------                       -----------------

      Common stockholders' equity:
      Class A Common stock ......................................           359                                     359
      Additional paid-in capital.............................           593,199                                 593,199
      Retained earnings......................................           223,373                                 223,373
      Accumulated other comprehensive loss...................           (31,459)            22,335  (8)          (9,124)
      Treasury stock ........................................          (103,832)                               (103,832)
                                                                  -----------------  ---------------      -----------------
      Total common stockholders' equity......................           681,640             22,335              703,975
                                                                  -----------------  ---------------      -----------------
      Total liabilities, preferred stock and common
         stockholders' equity................................     $  11,058,599      $    (738,160)       $  10,320,439
                                                                  =================  ===============      =================



See notes to the unaudited pro forma consolidated financial statements.

AVIS GROUP HOLDINGS, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX  MONTHS  ENDED  JUNE 30, 2000
(In thousands, except share nd per share data)



                                                                                                              Pro Forma

                                                                    PHH                                      Avis Group
                                         Avis Group                Europe                                  Holdings, Inc.
                                        Holdings, Inc.            For the                                      For the
                                         For the Six            Six months                                Six months ended
                                        Months Ended               Ended             Pro Forma                June 30,
                                        June 30, 2000        June 30, 2000 (9)      Adjustments                 2000
                                     --------------------   --------------------  -----------------      --------------------
Revenue:
  Vehicle rental..................   $       1,255,473                                                   $     1,255,473
  Vehicle leasing.................             707,158      $         (62,412)                                   644,746
   Other fee based revenue........             146,870                (73,511)                                    73,359
                                     --------------------   --------------------                         --------------------
                                             2,109,501               (135,923)                                 1,973,578
                                     --------------------   --------------------                         --------------------
Costs and expenses:
  Direct operating, net...........             456,008                            $      (2,818)   (10)          453,190
  Vehicle depreciation and lease
     charges, net.................             827,502                (20,255)                                   807,247
   Selling, general and

     administrative...............             366,275                (48,019)                                   318,256
  Interest, net...................             305,994                (30,942)          (49,918)   (11)          225,134
  Equity in net earnings of U.K
     joint venture.................                                                      (2,437)   (12)           (2,437)
  Non-vehicle depreciation

     and amortization.............              26,459                 (6,935)                                    19,524
  Amortization of cost in excess of
     net assets acquired..........              23,594                 (2,959)           (2,988)   (13)           17,647
                                     --------------------   --------------------  -----------------      --------------------
                                             2,005,832               (109,110)          (58,161)               1,838,561
                                     --------------------   --------------------  -----------------      --------------------
Income before provision for
   income taxes...................             103,669                (26,813)           58,161                  135,017
Provision for income taxes........              46,651                 (7,548)           21,517    (14)           60,620
                                     --------------------   --------------------  -----------------      --------------------


Net income........................              57,018                (19,265)           36,644                   74,397
Preferred stock dividends.........               9,335                                                             9,335

Earnings applicable to common        --------------------   --------------------  -----------------      --------------------
   stockholders...................   $          47,683      $         (19,265)    $      36,644          $        65,062
                                     ====================   ====================  =================      ====================

Earnings per share:
   Basic..........................   $           1.53                                                    $          2.09
                                     ====================                                                ====================

   Diluted........................   $           1.52                                                    $          2.08
                                     ====================                                                ====================

Basic weighted average shares
   outstanding....................          31,131,712                                                        31,131,712
                                     ====================                                                ====================


Diluted weighted average shares
   outstanding....................          31,339,247                                                        31,339,247
                                     ====================                                                ====================


See notes to the unaudited proforma consolidated financial statements.

AVIS GROUP HOLDINGS, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,1999
(In thousands, except share and per share data)



                                                                                                           Pro Forma

                                            Avis Group              PHH                                   Avis Group
                                          Holdings, Inc.        Europe for                               Holdings, Inc.
                                             For the            The period                                  For the
                                            Year ended         July 1, 1999                               Year ended
                                           December 31,       to December 31,       Pro Forma             December 31,
                                               1999              1999 (9)          Adjustments                1999
                                       -------------------  -------------------  ---------------       ------------------
    Revenue:
        Vehicle rental..............   $       2,500,746                                               $      2,500,746
        Vehicle leasing.............             692,935       $    (63,118)                                    629,817
        Other fee based.............             139,046            (76,281)                                     62,765
                                       -------------------  -------------------                        ------------------
                                               3,332,727           (139,399)                                  3,193,328
                                       -------------------  -------------------                        ------------------
    Cost and expenses:
    Direct operating, net...........             957,270                          $    (2,818)  (10)            954,452
    Vehicle depreciation and lease
      charges, net..................           1,174,509            (24,211)                                  1,150,298
    Selling, general and

      administrative................             582,056            (41,840)                                    540,216
    Interest, net...................             388,193            (29,509)          (46,968)  (11)            311,716
    Equity in net earnings of U.K.
      joint venture.................                                                   (4,778)  (12)            (4,778)
    Non-vehicle depreciation and
      amortization..................              34,600             (5,473)                                     29,127
    Amortization of cost in excess
      of net assets acquired........              30,182             (3,018)           (2,988)  (13)             24,176
                                       -------------------  -------------------  -------------------   -------------------
                                               3,166,810           (104,051)          (57,552)                3,005,207
                                       -------------------  -------------------  -------------------   -------------------
    Income before provision for
      income taxes..................             165,917            (35,348)           57,552                   188,121
    Provision (benefit) for income
      taxes.........................              73,332             (4,379)           21,280   (14)             90,233
                                       -------------------  -------------------  -------------------   -------------------
    Net income......................              92,585            (30,969)           36,272                    97,888
    Preferred stock dividends.......               9,110                                                          9,110
                                       -------------------  -------------------  -------------------   -------------------
    Earnings applicable to common
      stockholders..................   $          83,475       $    (30,969)      $    36,272           $        88,778
                                       ===================  ===================  ===================   ===================

    Earnings per share:
      Basic.........................   $            2.66                                                $          2.83
                                       ===================                                             ===================

      Diluted.......................   $            2.61                                                $          2.78
                                       ===================                                             ===================

    Basic weighted average shares
      outstanding...................          31,330,536                                                     31,330,536
                                       ===================                                             ===================
    Diluted weighted average shares
      outstanding...................          31,985,569                                                     31,985,569
                                       ===================                                             ===================



See notes to the unaudited pro forma consolidated financial statements.

AVIS GROUP HOLDINGS, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (In thousands, except share data)



  (1)           Reclassification of PHH Europe cash to Assets Held
                    for Sale, net................................................                        $     (67,338)
                Remainder of proceeds from Transaction after debt
                    repayment and payment of Transaction cost....................                                   392
                                                                                                         ---------------
                                                                                                         $     (66,946)
                                                                                                         ===============
  (2)           To reflect contribution to the U.K Joint Venture consisting of:
                  - Assets ......................................................                        $    1,895,122
                  - Liabilities .................................................                             1,025,900
                                                                                                         ---------------
                  - Assets Held for Sale.........................................                        $      869,222
                                                                                                         ===============

  (3)           To record the Avis investment in the U.K Joint Venture...........                        $      167,000
                                                                                                         ===============

  (4)           To reflect changes in cost in excess of net assets acquired, net:
                Proceeds received, net of closing costs paid at closing..........                        $  (1,053,029)
                                                                                                         ---------------
                Less:
                  - Assets Held for Sale, net ...................................                               869,222
                  - PHH Europe cash reclassified to Assets Held for Sale,
                  - PHH Europe accumulated comprehensive loss
                     reclassified to Assets Held for Sale, net ..................                                22,335
                  - 20% investment in U.K. Joint Venture, retained ..............                              (167,000)
                                                                                                         ---------------
                  - Adjusted Assets Held for Sale, net ..........................                               791,895
                  - Closing and other Transaction costs .........................                                32,142
                  - Deferred income tax liability................................                               260,000
                                                                                                         ---------------
                  - Adjustment to cost in excess of net assets acquired, net                             $       31,008
                                                                                                         ===============

  (5)           Represents accruals for:
                  - Transaction costs, net of closing costs paid at closing......                        $       30,738
                  - Deferred fleet management technology income.................                                  1,404
                                                                                                         ---------------
                                                                                                         $       32,142
                                                                                                         ===============
  (6)           To record deferred income tax liability arising from
                    the receipt of $800 million in connection with the formation
                    of the U.K. Joint Venture (PHH Europe) .....................                         $      260,000
                                                                                                         ===============


  (7)           Reflects the repayment of debt with the Transaction proceeds:
                  - Pay down of the revolving credit facility ...................                        $      (61,137)
                                                                                                         ===============
                Retirement of acquisition debt:
                  - Term Loan A due June 2005....................................                        $     (242,500)
                  - Term Loan B due June 2006....................................                              (374,500)
                  - Term Loan C due June 2007 ...................................                              (374,500)
                                                                                                         ---------------
                    Total acquisition debt retired...............................                        $    (991,500)
                                                                                                         ===============

  (8)           To record reversal of accrued accumulated comprehensive loss on  foreign currency translation, intercompany loans
                    and the related tax effect...................................                        $       22,335
                                                                                                         ===============

  (9)           Represents the adjustment to remove the results of operations of PHH Europe for the period July 1, 1999 to December
                    31, 1999 and for the six months ended June 30, 2000.

  (10)          To record the fleet management technology fee income
                    for the period July 1, 1999 to December 31, 1999 and for the six months ended June 30, 2000.

  (11)          To record the interest reduction as a result of the retirement of Term Loans A, B, and C totaling $991.5 million, and the paydown of the revolving credit facility of $61.1 million as ollows:



                                                                                                      Interest Expense

                                                                             -------------------------------------------------------
                                                                                           July 1, to                  Six months
                                                                              Average     December 31,    Average         Ended
                                                                               Rates         1999         Rates       June 30, 2000
                                                                             ---------- -------------  -----------   ---------------
                                                           Principal

                    Term Loan A                          $ 242,500              8.67%    $ 10,518          9.24%       $    11,203
                    Term Loan B                            374,500              8.94%      16,741          9.53%            17,844
                    Term Loan C                            374,500              9.19%      17,202          9.62%            18,013
                                                                                        -------------  -----------   ---------------
                                                                                           44,461                           47,060

                    Revolving Credit Facility               61,137              8.20%       2,507          9.35%             2,858
                                                         =========                      -------------                ---------------
                    Total interest adjustment                                            $ 46,968                      $    49,918
                                                                                        =============                ===============





                                                                                             July 1, 1999
                                                                                                 to                January 1,
                                                                                             December 31,          2000 to
                                                                                                1999             June 30, 2000
                                                                                            ---------------     ---------------
(12)            To record equity in net earnings of the U.K. Joint Venture as follows:
                Net income for PHH Europe......................................              $   30,969          $     19,265
                                                                                            ===============     ===============
                Avis 20% equity in earnings, net of amortization of cost in
                    excess of net assets acquired..............................              $    4,778          $      2,437
                                                                                             ==============     ===============



                                                                                                June 30,
                                                                                                  2000

                                                                                             --------------
(13)          To adjust for decrease in amortization of cost in excess of net assets acquired. as follows:
                (i) Cost in excess of net assets acquired, net
                    a) Amount included in Assets Held for Sale................               $ (270,113)
                    b) Taxes, Transaction costs and other.....................                   31,008
                                                                                             --------------
                    Adjustment to cost in excess of net assets acquired                      $ (239,105)
                                                                                             ==============



                                                                                             July 1, to            January 1,
                                                                                             December 31,           2000 to
                                                                                                1999             June 30, 2000
                                                                                             --------------     ---------------

                (ii)Total decrease in amortization of cost in excess of net
                    assets ($239,105 / 40 years)..............................               $    2,988          $      2,988
                                                                                             ==============     ===============




  (14)         Represents the income tax effect of the pro forma adjustments.
                    as follows:
                                                                                             July 1, to           Six months
                                                                                             December 31,            ended
                                                                                                1999             June 30, 2000
                                                                                             --------------     ---------------
                Total adjustments                                                            $   57,552          $     58,161
                Less goodwill adjustments                                                        (2,988)               (2,988)
                                                                                             --------------     ---------------
                                                                                                 54,564                55,173
                                                                                             --------------     ---------------
                Tax effected at 39% federal, state and local income rate                         21,280          $     21,517
                                                                                             ==============     ===============